UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 6, 2000


                                     0-13063
                            (Commission File Number)


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                              AUTOTOTE CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                                         81-0422894
     (State of Incorporation)                               (IRS Employer
                                                         Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)


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

ITEM 2.  Acquisition of Assets.

         On September 6, 2000, Autotote Corporation (the "Company") completed the acquisition of Scientific Games Holdings Corp. ("Scientific Games"), a world leading supplier of lottery products, integrated lottery systems and support services, and pre-paid telephone cards. The acquisition was completed through a merger in which Scientific Games became a wholly-owned subsidiary of the
Company, at a cost of approximately $308,000,000 in aggregate merger consideration to Scientific Games stockholders, plus related fees and expenses.

         The Scientific Games acquisition and the refinancing of substantially all existing debt of both the Company and Scientific Games, along with the payment of certain related fees and expenses, was completed with funds provided by: (1) proceeds from the issuance of $150,000,000 principal amount of the Company's 12 1/2% Senior Subordinated Notes due August 15, 2010; (2) $280,000,000 of term loan borrowings under the terms of a new senior credit facility (the "New Facility"); (3) $2,987,000 of borrowings under the revolving credit facility of the New Facility; (4) $4,805,000 of cash on hand; and (5) $110,000,000 of gross proceeds from the sale of new convertible preferred stock, principally to an affiliated entity of Olivetti S.p.A.

         Further information regarding the acquisition and financing can be found in the Company's Quarterly Report on Form 10-Q, filed on September 14, 2000, which is incorporated by reference herein, in the current reports on Form 8-K filed by the Company on May 19, 2000 and May 26, 2000, which are incorporated by reference herein, and in certain Exhibits to this Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Business Acquired.*

                  (b)      Pro Forma Financial Information.*

                  *To be filed by amendment within 60 days from the date of this filing pursuant to Item 7(a)(4) of Form 8-K.

                  (c)      Exhibits.

      Exhibit
      Number                        Description
      ------                        -----------

      2 Agreement and Plan of Merger, dated as of May 18, 2000, among Autotote Corporation, ATX Enterprises, Inc. and Scientific Games Holdings Corp. (incorporated herein by reference to Exhibit 2 to the Form 8-K filed by the Company on May 26, 2000).
      4.5 First Supplemental Indenture, dated as August 5, 2000, among the Company, the Guarantors and The Bank of New York (successor to IBJ Schroder Bank & Trust Company), as trustee, supplementing the Indenture, dated as of July 28, 1997, among the Company, the subsidiaries of the Company named therein as guarantors and IBJ Schroder Bank & Trust Company, as trustee, relating to the Company's 10 7/8% Senior Notes due 2004 (incorporated herein by reference to
                     Exhibit 4.5 to the Company's Quarterly Report on Form 10-Q filed on September 14, 2000 (the "10-Q")).
      4.6 Indenture, dated as of August 14, 2000, among the Company, the Subsidiary Guarantors and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.6 to the 10-Q).
      4.7 Form of Series A 12 1/2% Senior Subordinated Note due 2010 (incorporated herein by reference to Exhibit 4.7 to the 10-Q).(1)
      4.8 First Supplemental Indenture, dated as of September 6, 2000, among the Company, the Guarantors, the Additional Guarantors and The Bank of New York, as trustee, supplementing the Indenture, dated as of August 14, 2000, among the Company, the Guarantors and the Trustee, relating to the Company's 12 1/2% Senior Subordinated Notes due 2010 (incorporated herein by reference to Exhibit 4.8 to the 10-Q).

      4.9 Registration Rights Agreement by and among the Company, the Guarantors and Donaldson, Lufkin & Jenrette Securities Corporation and Lehman Brothers Inc., dated as of August 14, 2000 (incorporated herein by reference to Exhibit 4.9 to the 10-Q).
      10.38 Stockholders' Agreement by and among Cirmatica Gaming, S.A., The Oak Fund, Peconic Fund Ltd., Ramius Securities, LLC, Olivetti International S.A. and the Company, dated September 6, 2000, relating to the Preferred Stock (incorporated herein by reference to Exhibit 10.38 to the 10-Q).
      10.39 Credit Agreement among the Company, DLJ Capital Funding, Inc., Lehman Commercial Paper Inc., DLJ Capital Funding, Inc., as Administrative Agent, Syndication Agent, Lead Arranger and Sole Book Running Manager, Lehman Commercial Paper Inc., as Documentation Agent, and Lehman Brothers Inc., as Co-Arranger, dated as of September 6, 2000 (incorporated herein by reference to Exhibit 10.39 to the 10-Q).
      10.40 Security Agreement among the Company, the Subsidiary Guarantors and the Administrative Agent, dated as of September 6, 2000 (incorporated herein by reference to Exhibit 10.41 to the 10-Q).
      10.41 Warrant Registration Rights Agreement among the Company, Donaldson, Lufkin & Jenrette Securities Corporation and LBI Group Inc. dated as of September 6, 2000 (incorporated herein by reference to Exhibit 10.41 to the 10-Q).
      99.11 Form of Warrant issued to Donaldson, Lufkin & Jenrette Securities Corporation and LBI Group Inc. (incorporated herein by reference to Exhibit 99.11 to the 10-Q).

     (1)  Filed as Exhibit A to Exhibit 4.6 of the 10-Q.

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

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AUTOTOTE CORPORATION


                                        By: /s/ Martin E. Schloss
                                           ---------------------------------
                                           Martin E. Schloss
                                           Vice President and General Counsel

Date:  September 21, 2000

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


                                  Exhibit Index


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Business Acquired.*

                  (b)      Pro Forma Financial Information.*

                  *To be filed by amendment within 60 days from the date of this filing pursuant to Item 7(a)(4) of Form 8-K.

                  (c)      Exhibits.

      Exhibit
      Number                          Description
      ------                          -----------

      2 Agreement and Plan of Merger, dated as of May 18, 2000, among Autotote Corporation, ATX Enterprises, Inc. and Scientific Games Holdings Corp. (incorporated herein by reference to Exhibit 2 to the Form 8-K filed by the Company on May 26, 2000).
      4.5 First Supplemental Indenture, dated as August 5, 2000, among the Company, the Guarantors and The Bank of New York (successor to IBJ Schroder Bank & Trust Company), as trustee, supplementing the Indenture, dated as of July 28, 1997, among the Company, the subsidiaries of the Company named therein as guarantors and IBJ Schroder Bank & Trust Company, as trustee, relating to the Company's 10 7/8% Senior Notes due 2004 (incorporated herein by reference to
                     Exhibit 4.5 to the Company's Quarterly Report on Form 10-Q filed on September 14, 2000 (the "10-Q")).
      4.6 Indenture, dated as of August 14, 2000, among the Company, the Subsidiary Guarantors and The Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.6 to the 10-Q).
      4.7 Form of Series A 12 1/2% Senior Subordinated Note due 2010 (incorporated herein by reference to Exhibit 4.7 to the 10-Q).(1)
      4.8 First Supplemental Indenture, dated as of September 6, 2000, among the Company, the Guarantors, the Additional Guarantors and The Bank of New York, as trustee, supplementing the Indenture, dated as of August 14, 2000, among the Company, the Guarantors and the Trustee, relating to the Company's 12 1/2% Senior Subordinated Notes due 2010 (incorporated herein by reference to Exhibit 4.8 to the 10-Q).
      4.9 Registration Rights Agreement by and among the Company, the Guarantors and Donaldson, Lufkin & Jenrette Securities Corporation and Lehman Brothers Inc., dated as of August 14, 2000 (incorporated herein by reference to Exhibit 4.9 to the 10-Q).
      10.38 Stockholders' Agreement by and among Cirmatica Gaming, S.A., The Oak Fund, Peconic Fund Ltd., Ramius Securities, LLC, Olivetti International S.A. and the Company, dated September 6, 2000, relating to the Preferred Stock (incorporated herein by reference to Exhibit 10.38 to the 10-Q).
      10.39 Credit Agreement among the Company, DLJ Capital Funding, Inc., Lehman Commercial Paper Inc., DLJ Capital Funding, Inc., as Administrative Agent, Syndication Agent, Lead Arranger and Sole Book Running Manager, Lehman Commercial Paper Inc., as Documentation Agent, and Lehman Brothers Inc., as Co-Arranger, dated as of September 6, 2000 (incorporated herein by reference to Exhibit 10.39 to the 10-Q).
      10.40 Security Agreement among the Company, the Subsidiary Guarantors and the Administrative Agent, dated as of September 6, 2000 (incorporated herein by reference to Exhibit 10.41 to the 10-Q).
      10.41 Warrant Registration Rights Agreement among the Company, Donaldson, Lufkin & Jenrette Securities Corporation and LBI Group Inc. dated as of September 6, 2000 (incorporated herein by reference to Exhibit 10.41 to the 10-Q).

      99.11 Form of Warrant issued to Donaldson, Lufkin & Jenrette Securities Corporation and LBI Group Inc. (incorporated herein by reference to Exhibit 99.11 to the 10-Q).

     (1)  Filed as Exhibit A to Exhibit 4.6 of the 10-Q.


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